UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2017
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)
4655 Great America Parkway, Suite 300
Santa Clara, California 95054
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On August 10, 2017, Telenav, Inc. (the “Company”) entered into a Lease Agreement dated August 9, 2017 (the “Lease”) with PR II Towers at Great America Owner LLC to lease approximately 54,635 square feet of office and research and development space located at 4655 Great America Parkway, 3rd Floor, in Santa Clara, California 95054 (the “Great America Facility”) for a period of seventy two full calendar months (the “Term”) expected to begin during the month of August 2017 and terminate August 31, 2023. The Lease will not become effective until the United States Bankruptcy Court for the Southern District of New York has entered an order approving the assumption of the lease agreement between Avaya, Inc. (“Avaya”) and the Prudential Insurance Company of American dated August 25, 2011 (the “Master Lease”), including an amendment of the Master Lease under which the Great American Facility is no longer subject to the Master Lease.
The Lease provides for monthly payments of rent during the Term as set forth in the Lease. The Lease also provides that the Company must also pay certain expenses and fees in addition to the base rent.
The foregoing summary of the Lease is qualified in its entirety by reference to the full text of such agreement referenced as Exhibit 10.40 hereto and incorporated by reference herein.
Item 1.02 Termination of a Material Definitive Agreement
On August 9, 2017, the Company entered into a Sublease Termination Agreement with Avaya for the early termination of that certain Sublease dated November 11, 2015 the Great America Facility. The sublease termination is to become effective upon: (a) the Company’s provision of written notice to Avaya that Company has entered into a direct lease for the Great America Facility; (b) the Company having paid all amounts due and payable under the Sublease through the effective date of the direct lease; and (c) the United States Bankruptcy Court for the Southern District of New York having entered into an order approving the assumption of the Master Lease, including an amendment of the Master Lease under which the Great American Facility is no longer subject to the Master Lease.
The foregoing summary of the Sublease Termination Agreement is qualified in its entirety by reference to the full text of such agreement referenced as Exhibit 10.36.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.36.1*	Sublease Termination Agreement, dated as of August 10, 2017, among Avaya, Inc. and Telenav, Inc.
10.40*	Lease, dated as of August 9, 2017, among PR II Towers at Great America Owner LLC and Telenav, Inc.

* To be filed with the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: August 24, 2017	By: /s/ Lily M. Toy
Name: Lily M. Toy
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.36.1*	Sublease Termination Agreement, dated as of August 10, 2017, among Avaya, Inc. and Telenav, Inc.
10.40*	Lease, dated as of August 9, 2017, among PR II Towers at Great America Owner LLC and Telenav, Inc.

* To be filed with the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2017.